Reliant Resources™

2002 Earnings Teleconference

January 30, 2003

Forward–Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they do not strictly relate to historical or current facts. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. Our actual results may differ from those expressed or implied by our forward-looking statements as a result of legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, our access to capital and the results of our financing and refinancing efforts, the integration of recent acquisitions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the SEC. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Reliant Resources™

Overview

R. Steve Letbetter
Chairman & Chief Executive Officer

January 30, 2003

Priorities

- Finalize plan to refinance our bank debt
- Ensure we have the right team in place to execute our strategy
- Adjust our business given current market conditions
- Successfully manage through investigations and litigation
- Work with federal/state regulators to implement needed market reforms

Reliant Resources™

Earnings Performance

Stephen W. Naeve
President and Chief Operating Officer

January 30, 2003

EBIT Reconciliation

($ millions)

	4th Quarter		Twelve Months Ended December 31,	
	2002**	2001*	2002**	2001*
As reported:				
Retail Energy	$31	$0	$520	($13)
Wholesale Energy	(99)	(21)	165	908
European Energy	15	34	126	113
Other Operations	(24)	(11)	(80)	(158)
Total reported EBIT	($77)	$2	$731	$850
EBIT before special items:				
Retail Energy	$70	$1	$648	($10)
Wholesale Energy	(99)	(20)	202	912
European Energy	15	2	17	49
Other Operations	3	10	(1)	(3)
EBIT before special items	($11)	($7)	$866	$948

* Excludes charges related to exiting telecommunications business of $54 million ($21 million for the quarter), charge for redesign of benefit plans preparing for spin-off from CenterPoint Energy of $100 million, gain related to valuation of company's interest in NEA of $51 million, European stranded cost indemnification gain of $37 million ($37 million for the quarter), and goodwill amortization charge of $32 million ($7 million for the quarter)

** Excludes accrual for payment to CenterPoint Energy (clawback) of $128 million ($39 million for the quarter), turbine impairment of $37 million, gain on European stranded cost settlement of $109 million, settlement of benefit plans of $47 million, and impairment of certain venture capital investments of $32 million ($27 million for the quarter)

EBIT Summary

($ millions)



1,200
1,000
800
600
400
200
0
(200)
948
866
2001*
2002**
Retail
Wholesale
Europe
Other

* Excludes charges related to exiting telecommunications business of $54 million, charge for redesign of benefit plans preparing for spin-off from CenterPoint Energy of $100 million, gain related to valuation of company's interest in NEA of $51 million, European stranded cost indemnification gain of $37 million, and goodwill amortization charge of $32 million

** Excludes accrual for payment to CenterPoint Energy (clawback) of $128 million, turbine impairment of $37 million, gain on European stranded cost settlement of $109 million, settlement of benefit plans of $47 million, and impairment of certain venture capital investments of $32 million

Retail Energy 2002 EBIT Overview

($ millions)

	4Q02	FY2002
Reported EBIT	31	520
Accrual for payment to CNP (clawback)	39	128
EBIT before accrual for payment to CNP	70	648

Other notable 4Q02 unforecasted EBIT items:

– Higher bad debt	(16)
– Lower EBIT due to impact of transitioning from mark-to-market to accrual accounting as required by EITF No. 02-3	(15)

Retail Energy EBIT Reconciliation



Reliant Resources
($ millions)
Fourth Quarter
0
155
(18)
5
(30)
(18)
(14)
(10)
70
4Q01 EBIT
4Q02 EBIT*
Full Year
(13)
883
143
(59)
(76)
(102)
(94)
(34)
648
FY01 EBIT
PTB gross margin
C&I margins
Gross receipts tax
Bad debt expense
O&M
Sales, Marketing and G&A
Other
FY02 EBIT*

* Excludes accrual for payment to CenterPoint Energy (clawback) of $39 million in 4Q02 and $128 million in FY02

Changes in Residential Price-to-Beat



cents per kWh
8.62
9.12
9.36
5.8%
increase
2.6%
increase
Original PTB
Aug 2002 increase
Dec 2002 increase

Associated gas price: ($/MMBtu)	$3.11	$3.73	$4.02

Retail Energy 2002 Overview



In-territory
Out-of-territory
Residential Services Market Share



Business Services Market Share
Share of accounts
Share of annualized usage
Share of annualized usage

Residential Services

In-territory

- Competitive landscape has not changed dramatically
- EOY market share ~90%
- Focused on retention marketing efforts

Out-of-territory

- 4Q02 campaign in TXU service territory exceeded expectations

Business Services

In-territory

- EOY market share ~65%
- EOY share of accounts ~91%
- Continued retention-based activities

Out-of-territory

- 4Q02 campaign in TXU service territory exceeded expectations
- More successful with higher volume customers

Retail Energy 2002 Overview -- Solutions

Reliant Resources

- Increased market share from 27% to 34% in 2002
  - Reliant Solutions is the only incumbent to gain share from pre-Choice
- Number of active competitors in the large C&I space has doubled over the past year
- Only one other competitor (TXU) has market share greater than 10% in the ERCOT large C&I market

Wholesale Energy 2002 EBIT Overview

Reliant Resources

($ millions)

	4Q02	FY2002
Reported EBIT	(99)	165
Turbine impairment charge	---	37
EBIT before turbine impairment	(99)	202
Other notable EBIT items:		
– Orion purchase price allocation adjustment*	(45)	(45)
– Increase in California net receivable reserve	(22)	(34)
– Severance costs	(8)	(20)
– Power plant cancellation charges	---	(17)
– Warren plant retirement	---	(15)
– Business interruption proceeds	21	33

* Offsets non-cash margin related to Orion contractual obligations recorded in 2002

Wholesale Energy EBIT Reconciliation



Reliant Resources
($ millions)
Fourth Quarter
(21)
68
(30)
(74)
(26)
(20)
(18)
1
21
(99)
4Q01 EBIT
4Q02 EBIT
Full Year
908
68
7
(911)
222
(45)
(31)
(43)
27
202
FY01 EBIT
2001 Enron write-off
California net reserve
Other gross margin* ***
Orion EBIT
O&M/G&A*
D&A*
Restructuring costs**
Other***
FY02 EBIT****

* Excludes Orion

** Includes Warren plant retirement, plant cancellations, and severance costs

*** Includes business interruption proceeds of $21 million for 4Q02 and $33 million for 2002, of which $9 million and $23 million, respectively, are treated as equity income and captured in Other

**** Excludes turbine impairment of $37 million

Wholesale Energy Gross Margin

Reliant Resources



($ millions)
Fourth Quarter
4Q01
4Q02
87
58
87
90
6
7
2
(1)
(49)
(24)
0
89
28
(5)
161
214
Full Year
2001
2002
865
227
460
384
27
28
37
29
(86)
(21)
0
611
305
126
1,608
1,384
West
REMA
Southeast
Midwest
Other*
Orion
Trading**
Total gross margin

* Includes Texas, $63 million Enron write-off in accrual book in 2001, and net California reserves

** Includes $5 million Enron write-off in mark-to-market book in 2001

Wholesale Energy

($ millions, unless stated)

2002 Wholesale Energy Margins



91%
9%
Accrual
Mark-to-Market

Trading MTM Assets & Liabilities by Month – 12/31/02



300
200
100
0
(100)
(200)
(300)
Weighted average term = 15.5-16.0 months
Receivables
Payables
Forward
01/01/03
03/01/03
05/01/03
07/01/03
09/01/03
11/01/03
01/01/04
03/01/04
05/01/04
07/01/04
09/01/04
11/01/04
01/01/05
03/01/05
05/01/05
07/01/05
09/01/05

Daily Wholesale Diversified VAR -- 2002



12
8
4
0
Long-dated Western Position*
Other Wholesale
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02

* Includes allocated diversification benefit (estimate)

Distribution of Daily Margin of the MTM Trading Book – 12 Months Ending 12/31/02



# of days
100
90
80
70
60
50
40
30
20
10
0
(<$12)
($10-$12)
($8-$10)
($6-$8)
($4-$6)
($2-$4)
($0-$2)
$0-$2
$2-$4
$4-$6
$6-$8
$8-$10
$10-$12
> $12

European Energy 2002 EBIT Overview

Reliant Resources

($ millions)

	4Q02	FY2002
Reported EBIT	15	126
Gain on stranded cost contracts settlement	---	(109)
EBIT before stranded cost settlement	15	17
Other notable EBIT items:		
– Unplanned plant outages	(3)	(10)
– European reorganization costs	---	(8)
– TXU's European business bankruptcy reserve	(6)	(6)

European Energy EBIT Reconciliation

($ millions)



Fourth Quarter
(3)
5
17
(6)
0
(3)
0
5
15
4Q01 EBIT*
4Q02 EBIT



Full Year
25
24
17
(6)
(30)
(10)
(8)
5
17
FY01 EBIT**
Cease goodwill amortization
Enron reserve
TXU reserve
2001 SEP recovery
Plant outages
Reorganization costs
Other
FY02 EBIT***

* Excludes stranded cost indemnification gain of $37 million

** Excludes stranded cost indemnification gain of $37 million and gain related to valuation of NEA of $51 million

*** Excludes stranded cost settlement gain of $109 million

EBIT Outlook

($ millions)



1,200
1,000
800
600
400
200
0
(200)
866
980
2002*
2003**
Retail
Wholesale
Europe
Other

* Excludes accrual for payment to CenterPoint Energy (clawback) of $128 million, turbine impairment of $37 million, gain on European stranded cost settlement of $109 million, settlement of benefit plans of $47 million, and impairment of certain venture capital investments of $32 million

** Excludes potential accrual for payment to CenterPoint Energy (clawback) and impact of transitioning from mark-to-market to accrual accounting as required by EITF No. 02-3

Retail Energy 2002 & 2003 EBIT Build-Up

Reliant Resources

($ millions)

2002


Gross margin
1,128
O&M
(145)
G&A
(88)
Sales & marketing
(79)
D&A
(26)
Gross receipts tax
(59)
Bad debt expense
(79)
Other expense
(4)
EBIT*
648

Impact on 2003 EBIT

- + Full month of retail competition in January
- − Full year of operating costs in 2003 versus ramp-up in 2002
- −
- − Higher sales and marketing cost for out-of-territory campaigns
- − Full year of systems depreciation
- − Higher GRT on higher revenues
- + Improved collection processes
- − Additional sale of receivables

2003 EBIT guidance: $640 million**

* Excludes accrual for payment to CenterPoint Energy of $128 million in 2002

** Excludes accrual for payment to CenterPoint Energy and impact of transitioning from mark-to-market to accrual accounting as required by EITF No. 02-3

Wholesale Energy 2002 & 2003 EBIT Build-Up

Reliant Resources

($ millions)

2002



Gross margin
1,384
O&M
(579)
G&A
(347)
D&A*
(300)
Other income
44
EBIT*
202

Impact on 2003 EBIT

- **+** Hedge value decline offset by additional two months of Orion and better market conditions in the West and Florida
- **=** Additional 2 months of Orion and new capacity partially offset by reductions of existing plants
- **+** Cost reductions from 2002 restructuring effort and 2002 non-recurring items
- **=** Additional 2 months of Orion and new capacity offset by Warren plant write-off in 2002 and other adjustments
- **=** Reduced business interruption insurance proceeds
- G&A reductions, additional months of Orion, and absence of 2002 non-recurring items more than offset decline in hedge value

2003 EBIT guidance: $300 million

* Excludes turbine impairment charge of $37 million

Wholesale Energy Gross Margin

2003 Estimated Gross Margin = $1.4 billion
(46% hedged)



1,384
1,426
West
REMA
Midwest
Orion
Southeast
MTM
Other
227
384
29
611
28
126
(21)
174
322
33
724
69
(7)
77
2002
2003



Other Commercial 5-10%
Ancillary Services <5%
Regulatory Capacity 10-15%
Hedge Premium 10-15%
Energy >55%

European Energy 2002 & 2003 EBIT Build-Up

($ millions)

2002



Gross margin*
206
O&M
(88)
G&A**
(58)
D&A*
(58)
Other income
15
EBIT*
17

Impact on 2003 EBIT

\+
- Relatively stable market fundamentals and margins
- Absence of 2002 adjustments

\+
- Absence of non recurring 2002 employee benefit costs and environmental reserves

\+
- Cost reductions from 2002 restructuring effort

–
- Plant life extension and district heat projects

\+
- Business interruption claim in 2003

2003 EBIT guidance: $40 million

* Excludes gain on stranded cost settlement of $109 million
** Includes adjustment for Europe intercompany service billing

Reliant Resources™

Earnings Outlook and Finance Update

Mark M. Jacobs
Chief Financial Officer

January 30, 2003

2002 Earnings Per Diluted Share Reconciliation

	4th Quarter	Annual
Net (loss) income, before change in accounting	**(0.39)**	**0.76**
Accrual for payment to CenterPoint Energy (clawback)	0.09	0.27
Turbine impairment	----	0.08
European gain on stranded cost contract settlement	----	(0.24)
Impairment of certain venture capital investments	0.09	0.10
Non-cash pension and post-retirement benefit accounting settlement	----	0.10
Tax accrual on future distributions from European investment	----	0.16
Net (loss) income adjusted for special items	**(0.21)**	**1.23**
Other notable items:		
Orion purchase price allocation adjustment*	(0.08)	(0.08)
Severance and reorganization costs	(0.02)	(0.08)
Increase in California net reserve	(0.03)	(0.06)
Power plant cancellation charges	----	(0.04)
Lower EBIT due to impact of transitioning from mark-to-market to accrual accounting as required by EITF No. 02-3	(0.03)	(0.03)
Higher Retail bad debt	(0.03)	(0.03)
Warren plant retirement	----	(0.03)
European unplanned plant outages	(0.01)	(0.02)
Business interruption proceeds	0.05	0.07

* Offsets non-cash margin related to Orion contractual obligations recorded in 2002

2003 Outlook

Reliant Resources

($ and shares in millions)

2003 earnings guidance: $0.90 - $1.10 per share

EBIT guidance by segment:

– Retail Energy	$640
– Wholesale Energy	300
– European Energy	40
Total EBIT	$980
Interest expense	450

Excludes accrual for payment to CenterPoint Energy (clawback) and impact of transitioning from mark-to-market to accrual accounting as required by EITF No. 02-3

Construction Plan

Reliant Resources

Construction Plan

	Online date	Capacity (MW)	
Existing at 12/31/02		18,791	
Construction			
Choctaw	*3Q03*	800	***2,136 MW in 2003***
Hunterstown	*4Q03*	795	
Big Horn	*4Q03*	541	
Seward	*3Q04*	325*	***325 MW in 2004***
Total construction		2,461	
Total		**21,252**	

Forecasted capital expenditures of $475 – $500 million in 2003 and $40 - $70 million in 2004 to complete construction of plants

* Represents reduction in capacity by 196 MW in anticipation of retiring the existing Seward plant when this new plant comes online

Capital Expenditures and Cashflow

Reliant Resources

($ millions)

Estimated Capital Expenditures

	Wholesale Construction (a)	Wholesale Maint./ Envir'l	Other (b)	Annual Total
2002	1,231	179	130	1,540 (c)
2003	475 - 500	200 - 215	100 - 110	775 - 825
2004				190 - 240 (d)
2005 - 2007				150 - 200

(a) Includes off-balance sheet spending per Construction Agency Agreements
(b) Includes Retail, Europe, and other
(c) Excludes purchase of Orion Power Holdings
(d) Excludes potential purchase of Texas Genco; assumes $40 - $70 million of Wholesale construction capex

Estimated Operating Cash Flow

2002	~600*
2003	~800 - 850

* Reflects reduction of operating cash flow due to net collateral postings of ~$220 million in 2002

Step 1: Executed Orion Refinancing in October 2002



12/31/02 amounts in billions; cash and restricted cash balances in brackets
Reliant Resources, Inc.
Orion Bridge $2.9 (Feb 2003)
$0.8 Revolver/Term $0.8 (Aug 2003)
$0.8 Revolver $0.6* (Aug 2004)
Consolidated Unrestricted Cash (excluding REPGB) ($1.1)**
* Remaining $0.2 used via L/Cs
** Excludes $0.3 of cash margin posted
Trading & Marketing (RES)
REPGI
Orion Power Holdings
Debt $0.5 (2010)
RE Retail Holdings (RERH)
Rec Factoring $0.1 (off-B/S)
Synthetic Lease (off-B/S)
Banks $1.3 (Dec 2004)
(RRI guaranty & negative pledge)
Mid Atlantic
Lease $0.6 (off-B/S)
Other Merchant Plants
(CA, AZ, NV, FL, TX, IL)
Non-recourse Project Finance Subs.
Debt $0.4
REC Europe
Bank Term Loan EU0.6 (Mar 2003)
Midwest
Debt $1.0 (Oct 2005)
Restricted Cash ($0.1)
New York
Debt $0.4 (Oct 2005)
Restricted Cash ($0.1)
Liberty Project Financing
Debt $0.3
EU 400 Promissory Note (Oct 2004)
RE BV Netherlands
REPGB (UNA) (Netherlands)
EU0.2 Revolver $0.0 (Jul 2003)
Cash ($0.1)
$0.4 L/C's - (Jul 2003)

Step 2: Refinancing Holding Company Facilities

Reliant Resources

12/31/02 amounts in billions; cash and restricted cash balances in brackets

Reliant Resources, Inc.

Orion Bridge	$2.9	(Feb 2003)
$0.8 Revolver/Term	$0.8	(Aug 2003)
$0.8 Revolver	$0.6*	(Aug 2004)
Consolidated Unrestricted Cash (excluding REPGB)	($1.1)**	

* Remaining $0.2 used via L/Cs
** Excludes $0.3 of cash margin posted

Trading & Marketing (RES)

REPGI

Orion Power Holdings
Debt $0.5 (2010)

RE Retail Holdings (RERH)
Rec Factoring $0.1 (off-B/S)

Synthetic Lease (off-B/S)
Banks $1.3 (Dec 2004)
(RRI guaranty & negative pledge)

Mid Atlantic
Lease $0.6 (off-B/S)

Other Merchant Plants
(CA, AZ, NV, FL, TX, IL)

Non-recourse Project Finance Subs.
Debt $0.4

REC Europe
Bank Term Loan EU0.6 (Mar 2003)

Midwest
Debt $1.0 (Oct 2005)
Restricted Cash ($0.1)

New York
Debt $0.4 (Oct 2005)
Restricted Cash ($0.1)

Liberty Project Financing
Debt $0.3

EU 400 Promissory Note (Oct 2004)

RE BV Netherlands

REPGB (UNA) (Netherlands)

EU0.2 Revolver	$0.0	(Jul 2003)
Cash	($0.1)	
$0.4 L/C's	-	(Jul 2003)

Step 3: Pursue a Parallel Path on Europe

12/31/02 amounts in billions; cash and restricted cash balances in brackets

Reliant Resources, Inc.

Orion Bridge	$2.9	(Feb 2003)
$0.8 Revolver/Term	$0.8	(Aug 2003)
$0.8 Revolver	$0.6*	(Aug 2004)
Consolidated Unrestricted Cash (excluding REPGB)	($1.1)**	

* Remaining $0.2 used via L/Cs
** Excludes $0.3 of cash margin posted

Trading & Marketing (RES)

REPGI

Synthetic Lease (off-B/S)
Banks $1.3 (Dec 2004)
(RRI guaranty & negative pledge)

Mid Atlantic
Lease $0.6 (off-B/S)

Other Merchant Plants
(CA, AZ, NV, FL, TX, IL)

Non-recourse Project Finance Subs.
Debt $0.4

REC Europe
Bank Term Loan EU0.6 (Mar 2003)

RE BV Netherlands

REPGB (UNA) (Netherlands)

EU0.2 Revolver	$0.0	(Jul 2003)
Cash	($0.1)	
$0.4 L/C's	-	(Jul 2003)

EU 400 Promissory Note (Oct 2004)

Orion Power Holdings
Debt $0.5 (2010)

Midwest
Debt $1.0 (Oct 2005)
Restricted Cash ($0.1)

New York
Debt $0.4 (Oct 2005)
Restricted Cash ($0.1)

Liberty Project Financing
Debt $0.3

RE Retail Holdings (RERH)
Rec Factoring $0.1 (off-B/S)

Domestic Margin / Collateral Update

($ millions)



1,200
1,000
800
600
400
200
0
Posted 1/28/03: $590
1/03
2/03
3/03
4/03
5/03
6/03
7/03
8/03
9/03
10/03
11/03
12/03
Other (surety bonds, development contracts)
Retail customer
Transport/transmission /ISO
Commodity (including ERCOT)

- Available liquidity to support posting requirements at 1/28/03: $1,490 million

Reliant Resources™

Appendix

January 30, 2003

Retail Energy Operational Data

	4Q02	FY02
GWh sales data:		
Residential	3,877	20,932
Small commercial	2,682	12,708
Large commercial, industrial and institutional	7,078	24,818
Total	13,637	58,458
Shaping premium	~16%	~27%
End of period number of customers (000's)		
Residential		1,478
Small commercial		214
Large commercial, industrial and institutional*		24
Total		1,716

* Based on metered locations

U.S. Generation Portfolio

Total capacity 21,252 MW
(Operating and under construction)



Orion Midwest
Operating 3,769
REMA
Operating 4,227
Construction 1,120
Total 5,347
Orion New York
Operating 2,952
Midwest (MW)
Operating 1,283
Southeast (SE)
Operating 1,102
Construction 800
Total 1,902
West
Operating 4,677
Construction 541
Total 5,218
Texas (TX)
Operating 781
Option (2004) 14,000

Long-term Contracts

Power Sales Commitments

Asset		Start Date	Term	End Date	Capacity	Contracted Capacity	MW 2002	2003	2004	2005	2006
West											
West	Capacity	4/1/99	5 years	2004		400	400	400	400	-	-
West	Capacity	10/3/01	5 years	2006		100	100	100	100	100	100
West	Energy	7/1/02	2 years	2003		81	81	81	-	-	-
West	Capacity	6/15/03	1 year	2003		275	-	275	-	-	-
West	Capacity	6/15/03	1 year	2003		125	-	125	-	-	-
Desert Basin	Capacity	7/1/01	10 years	2011	590	490 - 550	534	534	534	534	534
Midwest											
Aurora											
Aurora	Capacity	6/1/02	3 years	2005	873	100	100	100	100	100	-
Aurora	Capacity (Reg)	5/1/02	2 years	2003	873	65 - 70	65	70	-	-	-
Aurora	Capacity	5/15/03	5 years	2008	873	600	-	600	600	600	600
Aurora	Capacity	11/1/02	2 years	2004	873	65	65	65	65	-	-
Shelby											
Shelby	Capacity	10/1/01	2 years	2003	344	100	100	100	-	-	-
Shelby	Capacity	6/1/02	2 years	2004	344	150	150	150	150	-	-
Orion (Midwest)	Full requirements	4/28/00	3 years	2004	2,861	1700	1,700	1,700	1,700	-	-
Northeast											
Carr Street	Energy/Capacity/Other	11/19/98	5 years	2003	94	88	105	105	-	-	-
Liberty	Energy/Capacity/Other	5/22/02	14 years	2016	550	530	530	530	530	530	530
NY Hydro	Energy/Capacity/Other	10/1/01	3 years	2004	650	650	668	668	668	-	-
Southeast											
Indian River	Capacity	10/1/99	5 years	2005	619	300-593	593	593	500	300	-
Osceola	Capacity	12/1/01	5 years	2006	464	306	306	306	306	306	306
Shady Hills*	Energy	4/1/02	5 years	2007	640	474	474	474	474	474	474
Texas											
Channelview	Capacity	8/1/01	15 years	2016	781	172-293	293	293	293	293	293

* Contracted capacity

West On-Peak (6x16) Forward Curves


SP-15 (SP-15/SoCal Border)
Implied Heat Rates (On Peak)
MMBtu/MWh
Avg. Spot HR = 10.9
Avg. Forward OTC HR = 12.6
20
18
16
14
12
10
8
6
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
OTC Forward Range (1/2/2002 to 1/21/2003)
OTC Forward (1/21/2003)
Historical Spot

PJM On-Peak (5x16) Forward Curves



PJM West
$/MWh
Power Curves (On Peak)
Avg. Spot Price = 36.55
Avg. Forward OTC Price = 42.75



PJM West (PJM West/Tetco M-3)
MMBtu/MWh
Implied Heat Rates (On Peak)
Avg. Spot HR = 9.7
Avg. Forward OTC HR = 8.1
24
22
20
18
16
14
12
10
8
6
4

Orion NY On-Peak (6x16) Forward Curves


NYPP Zone J (NYC)
Power Curves (On Peak)
$/MWh
Avg. Spot Price = 57.69
Avg. Forward OTC Price = 72.45
OTC Forward Range (1/2/2002 to 1/21/2003)
OTC Forward (1/21/2003)
Historical Spot


NYPP Zone J (NYPP Zone J/Transco Zone 6 NY)
Implied Heat Rates (On Peak)
MMBtu/MWh
Avg. Spot HR = 14.1
Avg. Forward OTC HR = 13.5
Historical Spot

Orion Midwest On-Peak (5x16) Forward Curves


PJM West
Power Curves (On Peak)
Avg. Spot Price = 36.55
Avg. Forward OTC Price = 42.75


PJM West (PJM West/Tetco M-3)
Implied Heat Rates (On Peak)
24
22
20
18
16
14
12
10
8
6
4
Avg. Spot HR = 9.7
Avg. Forward OTC HR = 8.1

Midwest On-Peak (5x16) Forward Curves

Reliant Resources



MAIN (MAIN/Chicago CG)
Implied Heat Rates (On Peak)
MMBtu/MWh
Avg. Spot HR = 8.5
Avg. Forward OTC HR = 7.6
20
18
16
14
12
10
8
6
4
2
0
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
OTC Forward Range (1/2/2002 to 1/21/2003)
OTC Forward (1/21/2003)
Historical Spot

West Asset Summary

Reliant Resources

Unit Name	Location	Pricing Point	Summer/Winter Average Capacity (MW)	Fuel Type	Heat Rate (MMBtu/MWh)	2002 Historical Capacity Factor (%) (7x24)	
						Summer	Non-Summer
Base Load (CCGT)							
Bighorn 1-2	Southern Nevada	Mead	430	Gas	7.2	COD 4Q '03	
Desert Basin 1-3	Arizona	Palo Verde	588	Gas	7.2	Contracted	
El Dorado 1	Southern Nevada	Mead/SP-15	270	Gas	7.1	82%	78%
			1,288				
Intermediate							
Bighorn 3	Southern Nevada		111	Gas	10.1	COD 4Q '03	
Coolwater 1-2	Southern California	SP-15	146	Gas/No. 2	10.5	28%	10%
Coolwater 3-4	Southern California	SP-15	512	Gas	9.9	63%	29%
Etiwanda 3-4	Southern California	SP-15	640	Gas	10.0	24%	10%
Mandalay 1-2	Southern California	SP-15	430	Gas	9.7	45%	21%
Ormond Beach 1-2	Southern California	SP-15	1,525	Gas	9.6	38%	11%
			3,364				
Peaking							
Ellwood 1	Southern California	SP-15	54	Gas	13.2	0%	2%
Etiwanda 5	Southern California	SP-15	118	Gas	15.7	3%	4%
Mandalay 3	Southern California	SP-15	130	Gas	16.0	2%	40%
			302				
West Total			4,954				

Desert Basin under contract through 2011

Excludes Etiwanda 1-2 (264 MW)

REMA Asset Summary

Unit Name	Location	Pricing Point	Summer/Winter Average Capacity (MW)	Fuel Type	Heat Rate (MMBtu/MWh)	2002 Historical Capacity Factor (%) (7X24) Summer	Non-Summer
Base Load							
Conemaugh 1-2	Pennsylvania	PJM West	280	Coal	9.6	90%	83%
Deep Creek 1-2	Maryland	PJM West	19	Hydro	N/A	8%	13%
Keystone 1-2	Pennsylvania	PJM West	282	Coal	9.6	91%	79%
Piney Station 1-3	Pennsylvania	PJM West	28	Hydro	N/A	19%	32%
Portland 2	Pennsylvania	PJM West	243	Coal	9.9	55%	52%
Seward 1	Pennsylvania	PJM West	325	Coal	9.7	COD 3Q '04	
Seward 5	Pennsylvania	PJM West	136	Coal	10.5	68%	60%
Shawville1-4	Pennsylvania	PJM West	608	Coal	10.2	57%	56%
			1,921				
Intermediate							
Gilbert CCGT	New Jersey	PJM West	336	Gas/No. 2	10.4	16%	4%
Gilbert 9	New Jersey	PJM West	168	Gas/No. 2	11.1	7%	1%
Hunterstown CCGT	Pennsylvania	PJM West	795	Gas	7.7	COD 2Q '03	
Portland 1	Pennsylvania	PJM West	157	Coal	10.6	64%	46%
Portland 5	Pennsylvania	PJM West	144	Gas/No. 2	11.9	7%	2%
Sayreville 4-5	New Jersey	PJM West	232	Gas/No. 6	12.5	16%	1%
Seward 4	Pennsylvania	PJM West	61	Coal	14.6	37%	12%
Titus 1-3	Pennsylvania	PJM West	246	Coal	11.1	61%	46%
			2,139				

REMA Asset Summary (*Continued*)

Unit Name	Location	Pricing Point	Summer/Winter Average Capacity (MW)	Fuel Type	Heat Rate (MMBtu/MWh)	2002 Historical Capacity Factor (%) (7X24)	
						Summer	Non-Summer
Peaking							
Blossburg 1	Pennsylvania	PJM West	23	Gas	14.4	7%	8%
Gilbert 1-4	New Jersey	PJM West	111	Gas/No.2	16.8	1%	0%
Glen Gardner 1-8	New Jersey	PJM West	184	Gas/No.2	15	3%	0%
Hamilton 1	Pennsylvania	PJM West	23	No.2	15.4	0%	0%
Hunterstown 1-3	Pennsylvania	PJM West	71	Gas/No.2	16.7	8%	1%
Mountain 1-2	Pennsylvania	PJM West	47	Gas/No.2	15.8	8%	0%
Orrtanna 1	Pennsylvania	PJM West	23	No.2	15.3	4%	1%
Portland 3-4	Pennsylvania	PJM West	40	Gas/No.2	15.4	2%	0%
Sayreville 1-4	New Jersey	PJM West	264	Gas/No.2	18.5	3%	0%
Shawnee 1	Pennsylvania	PJM West	23	No.2	15.7	1%	0%
Shawville 5-7	Pennsylvania	PJM West	6	No.2	17.1	1%	0%
Tolna 1-2	Pennsylvania	PJM West	47	No.2	15.3	6%	1%
Titus 4-5	Pennsylvania	PJM West	35	Gas/No.2	17.1	1%	0%
Warren 3	Pennsylvania	PJM West	68	Gas/No.2	15.9	12%	12%
Wayne 1	Pennsylvania	PJM West	66	No.2	17.2	1%	0%
Werner 1-4	New Jersey	PJM West	252	No.2	17.4	1%	0%
Keystone 3-6	Pennsylvania	PJM West	2	No.2	17.1	3%	2%
Conemaugh A-D	Pennsylvania	PJM West	2	No.2	17.1	1%	0%
			1,287				
REMA Total			5,347				

Orion New York Asset Summary

Unit Name	Location	Pricing Point	Summer/Winter Average Capacity (MW)	Fuel Type	Heat Rate (MMBtu/MWh)	2002 Historical Capacity Factor (%) (7X24) Summer	Non-Summer
Base Load							
Hydro plants	New York	NYPP A,C,E	672	Hydro	N/A	36%	55%
Intermediate							
Astoria 3-5	New York City	NYPP J	1,102	Gas/No. 6	10.3	49%	26%
Carr Street CCGT	New York	NYPP C	101	Gas	8.1	26%	5%
			1,203				
Peaking							
Astoria 2	New York City	NYPP J	175	Gas	12.8	15%	0%
Gowanus 1-4	New York City	NYPP J	597	Gas/No. 2	18.5	8%	1%
Narrows 1-2	New York City	NYPP J	305	Gas/No. 2	18.5	26%	4%
			1,077				
Orion New York Total			2,952				

- *Hydro plants under contract through September 2004*
- *Carr Street under contract through November 2003*

Orion Midwest Asset Summary

Unit Name	Location	Pricing Point	Summer/Winter Average Capacity (MW)	Fuel Type	Heat Rate (MMBtu/MWh)	2002 Historical Capacity Factor (%) (7x24) Summer	Non-Summer
Base Load							
Avon Lake 7 & 9	Ohio	PJM West	692	Coal	10.5	69%	65%
Cheswick 1	Pennsylvania	PJM West	566	Coal	9.4	70%	55%
Elrama 1-4	Pennsylvania	PJM West	487	Coal	11.7	53%	55%
Liberty (CCGT)	Pennsylvania	PJM West	568	Gas	7.2	3%	2%
New Castle 3-5	Pennsylvania	PJM West	333	Coal	10.3	51%	55%
Niles 1-2	Ohio	PJM West	216	Coal	10.1	53%	62%
			2,862				
Intermediate							
Brunot Island CCGT	Pennsylvania	PJM West	301	Gas	8.5	7%	1%
Peaking							
Avon Lake 10	Ohio	PJM West	29	No. 2	14	0%	0%
Brunot Island 1A-1C	Pennsylvania	PJM West	66	No. 2	14.1	1%	0%
Ceredo 1-6	West Virginia	Cinergy	475	Gas	12.2	2%	1%
New Castle A-B	Pennsylvania	PJM West	6	Gas	11.6	1%	1%
Niles A	Ohio	PJM West	30	Gas	14.2	1%	0%
			606				
Orion Midwest Total			3,769				

- *Full requirements POLR contract with Duquesne through December 2004*
- *Liberty under contract through 2016*

Southeast Asset Summary

Reliant Resources

Unit Name	Location	Pricing Point	Summer/Winter Average Capacity (MW)	Fuel Type	Heat Rate (MMBtu/MWh)	2002 Historical Capacity Factor (%) (7x24) Summer	Non-Summer
Intermediate							
Choctaw CCGT	Mississippi	TVA, Entergy	800	Gas	7.3	COD 3Q '03	
Indian River 1-3	Florida	FRCC	587	Gas/No. 6	11.0	22%	21%
			1,387				
Peaking							
Osceola 1-3	Florida	FRCC	465	Gas/No. 2	10.9	17%	11%
Shady Hills	Florida	FRCC	474	Gas/No. 2	10.8	Contracted capacity	
Vandolah	Florida	FRCC	630	Gas/No. 2	10.8	Contracted capacity	
			1,569				
Florida Total			2,956				
Base Load							
Sabine	Texas	Entergy	50	Gas	10.0	87%	87%
Southeast Total			3,006				

- *Indian River under contract through 2005*
- *Two of Osceola's three units under contract through 2006*
- *Shady Hills under contract through 2007*

Midwest Asset Summary

Unit Name	Location	Pricing Point	Summer/Winter Average Capacity (MW)	Fuel Type	Heat Rate (MMBtu/MWh)	2002 Historical Capacity Factor (%) (7X24)	
						Summer	Non-Summer
Peaking							
Aurora 1-10	Illinois	MAIN	912	Gas	10.7	10%	1%
Shelby 1-8	Illinois	MAIN	371	Gas	10.3	13%	1%
Midwest Total			1,283				

- *Aurora under contract through 2007*
- *Shelby County partially contracted through 2004*

Credit/Debt Facilities as of 12/31/02

Reliant Resources

Credit/Debt Facilities
As of December 31, 2002
(millions)

Facility	Committed Credit	Drawn Amount	Letters of Credit	Expiration Date	Interest Rate @ 12/31/02 Index [1]	Interest Rate @ 12/31/02 Spread/ Rate	Secured/ Unsecured	Balance Sheet	Recourse/ Non-recourse to RRI
Reliant Resources									
Orion acquisition bridge loan	$2,908	$2,908	—	Feb-03	LIBOR	2.00%	Unsecured	On	N/A
Revolver/term loan	800	800		Aug-03	LIBOR	1.38%	Unsecured	On	N/A
Revolver	800	558	235	Aug-04	LIBOR [2]	1.08%	Unsecured	On	N/A
Wholesale Energy:									
Orion Power and Subsidiaries:									
Orion Power 12% Notes [13]	400	400		2010	Fixed	12.00%	Unsecured	On	Non-recourse
Orion Midwest (term loan) [13]	969	969		Oct-05	LIBOR [3]	2.50%	Secured	On	Non-recourse
Orion Midwest (revolver)	75	51	14	Oct-05	LIBOR	2.50%	Secured	On	Non-recourse
Orion New York (term loan) [13]	351	351		Oct-05	LIBOR [4]	2.50%	Secured	On	Non-recourse
Orion New York (revolver)	30	0		Oct-05	LIBOR	2.50%	Secured	On	Non-recourse
Liberty - Tranche A	103	103		2003 thru 2012	LIBOR	1.25%	Secured	On	Non-recourse
Liberty - Tranche B	165	165		2012 thru 2026	Fixed	9.02%	Secured	On	Non-recourse
Liberty - Working Capital Facility	5			May-07	LIBOR	1.25%	Secured	On	Non-recourse
Liberty - Debt Service Letter of Credit Facility	17		17	May-07	N/A	N/A	Secured	N/A	Non-recourse
Channelview:									
Tranche A	277	277		2003 thru 2019	LIBOR [5]	1.25%	Secured	On	Non-recourse
Tranche B1	75	75		2014 thru 2024	Fixed	9.54%	Secured	On	Non-recourse
Tranche B2	16	16		2014 thru 2024	LIBOR	3.41%	Secured	On	Non-recourse
Working Capital Facility	14	5		Aug-07	LIBOR	1.25%	Secured	On	Non-recourse
Construction Agency Agreements	1,425	1,025	305 [6]	Dec-04	LIBOR	2.34% [7]	Secured	Off	Recourse
Tax-Exempt Bonds	300	300		Dec-36	Floating [8]	3.88% [8]	Secured	Off	Non-Recourse [9]
Reliant Energy Mid-Atlantic:									
Lease [10]	578	578		2003 thru 2026	Fixed	(11)	Secured	Off	Non-recourse
Letter of credit facility [10]	51		38	Aug-03	N/A	N/A	Unsecured	N/A	Non-recourse
El Dorado (RRI's 50% ownership)	73	73		2003-2015	LIBOR	1.25%	Secured	Off	Non-recourse

Credit/Debt Facilities as of 12/31/02 (cont)

Reliant Resources

Credit/Debt Facilities
As of December 31, 2002
(millions)

Facility	Committed Credit	Drawn Amount	Letters of Credit	Expiration Date	Interest Rate @ 12/31/02 Index [1]	Interest Rate @ 12/31/02 Spread/ Rate	Secured/ Unsecured	Balance Sheet	Recourse/ Non-recourse to RRI
Retail Energy:									
Receivables Securitization	200	95		Jul-03	A1/P1	1.30%	Secured	Off	Non-recourse
European Energy: [12]									
RECE (600 Euro)	630	630		Mar-03	EURIBOR	1.25%	Secured	On	Non-recourse
REPGB 364-day revolver (~184 Euro)	194		18	Jul-03	EURIBOR	2.00%	Unsecured	On	Non-recourse
Other borrowings	38	38		2004 thru 2006	Fixed	6.65%	Unsecured	On	Non-recourse
REPGB letter of credit facility	420		355	Jul-03	N/A	N/A	Unsecured	N/A	Non-recourse

(1) In January 2003, RRI purchased 3-month LIBOR interest rate call options @ (1) 2.06% to cap floating rate debt of $4 billion in the second half of 2003, (2) 3.18% to cap floating rate debt of $3 billion in 2004 and (3) 4.35% to cap floating rate debt of $1.5 billion in 2005.
(2) With the exception of one tranche of $108 million borrowed at the ABR rate, no spread.
(3) Libor rates were swapped for notional amount of $500 million at a fixed weighted average interest rate of 7.42%.
(4) Libor rates were swapped for notional amount of $250 million at a fixed weighted average interest rate of 7.13%.
(5) Libor rates were swapped for notional amount of $200 million at a fixed weighted average interest rate of 5.38%.
(6) Note that the $305 million in letters of credit are to support the $300 million in tax exempt bonds on the line below plus 50 days of interest at 12%. Associated LC fee is included in tax exempt bond rate of 3.88%.
(7) Composed of the following: Tranche A-1/A-2 -- ~$965 million at 2.25% and Tranche C (equity tranche) -- ~$50 million at 3.75%.
(8) The tax-exempt bonds bear interest at a variable interest rate determined each week by Salomon Smith Barney/RBC Dain Rauscher, as Remarketing Agents.
(9) These bonds are non-recourse to RRI due to the fact that they are obligations of the Seward Trust supported by recourse letter of credit.
(10) Guaranteed by REMA subsidiaries.
(11) Composed of three tranches: A certificates -- ~$81 million at 8.55%, B certificates -- ~$277 million at 9.24% and C certificates -- ~$220 million at 9.68%.
(12) The results of European Energy segment are consolidated on a one-month lag basis.
(13) Excludes purchase accounting write-up of $73 million for Orion 12% Notes, $42 million for Orion Midwest and $23 million for Orion New York.